S1 Corporation Reports 15 Percent Increase in
First Quarter Revenue and GAAP EPS of $0.09
Raises 2008 Full Year Guidance

Norcross, Georgia, May 1, 2008 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the first quarter ended March 31, 2008.

■	GAAP earnings were $0.09 per share for the first quarter of 2008, a $0.04 improvement over earnings of $0.05 per share for the first quarter of 2007.

■
Total revenue for the first quarter of 2008 increased 15 percent to $54.7 million from $47.6 million in the first quarter of 2007, with license revenue increasing 62 percent compared with the first quarter of 2007.

■
Adjusted EBITDA for the first quarter of 2008 was $10.9 million compared to $7.4 million in the first quarter of 2007. Adjusted EBITDA does not include stock based compensation expense, and is described and reconciled to GAAP net income below. (1)

■
Net cash provided by operating activities was $4.8 million for the first quarter of 2008, a $4.5 million improvement over the first quarter of 2007. The Company ended the first quarter of 2008 with $73.2 million in cash, cash equivalents and short-term investments.

“We posted another strong quarter of year-over-year growth in revenue and earnings and continue to see our sales pipeline grow, domestically and internationally, across both segments of our business,” said Johann Dreyer, Chief Executive Officer of S1. “While we remain sensitive to the macroeconomic concerns that exist in the marketplace, we have not seen a slowdown in our business to date and are raising our full-year guidance. We now expect 2008 revenue of $220 to $226 million and Adjusted EBITDA of $41.5 to $43.5 million.”

The Company is updating its 2008 earnings guidance using Adjusted EBITDA, a non-GAAP measure and the primary measure used by the Company's Board of Directors and management to assess the operating performance of the business, and will cease providing guidance using GAAP earnings per share.  Our calculation of Adjusted EBITDA excludes stock-based compensation expense, a portion of which is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter. Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits. As more fully described below, the Company believes that a better understanding of our operating results can be gained by also considering earnings before the impact of fluctuations in our stock price and the recording of income tax provisions under the foregoing circumstances.

(1) Adjusted EBITDA Reconciliation

For the three months ended March 31, 2008

	Enterprise	Postilion	Total
Adjusted EBITDA	$4,496	$6,363	$10,859
Depreciation	(1,155)	(787)	(1,942)
Amortization	(145)	(883)	(1,028)
Stock-based compensation expense	(1,310)	(578)	(1,888)
Operating income	$1,886	$4,115	$6,001
Interest and other income, net			294
Income tax expense			(1,105)
Net income			$5,190

See tables 4, 5 and 6 for reconciliations of Adjusted EBITDA

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income. We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures above. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation, amortization, stock-based compensation expense, net interest income and income tax expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives. Additionally, while stock-based compensation is an important part of overall compensation expense, a portion of our stock-based compensation expense is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter. Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial results should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial results. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States. Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, and stock-based compensation expense which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the Board of Directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information

Company management will host a conference call for interested parties to discuss its first quarter results on Friday, May 2, 2008, at 8:00 a.m. ET. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1

S1 Corporation (Nasdaq: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors under three brand names: Postilion, S1 Enterprise and FSB Solutions. Additional information about S1 solutions is available at www.s1.com <http://www.s1.com/>, www.postilion.com <http://www.postilion.com/>, www.S1enterprise.com <http://www.s1enterprise.com/>, and www.fsb-solutions.com <http://www.fsb-solutions.com/>.

Forward Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
John Stone
Chief Financial Officer, S1 Corporation
404.923.3500
john.stone@s1.com

S1 Corporation
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended
	3/31/2007	3/31/2008

Revenues:
Software licenses	$5,762	$9,339
Support and maintenance	10,475	11,704
Professional services	19,432	21,070
Data center	11,700	12,267
Other	197	293
Total revenues	47,566	54,673

Operating expenses:
Cost of software licenses (1)	892	980
Cost of professional services, support and maintenance (1)	16,002	17,475
Cost of data center (1)	5,799	6,557
Cost of other revenue	142	29
Selling and marketing	7,398	8,216
Product development	6,004	6,755
General and administrative	6,699	6,435
Depreciation	1,834	1,942
Amortization of other intangible assets	327	283
Total operating expenses (2)	45,097	48,672

Operating income	2,469	6,001
Interest and other income, net	871	294
Income tax expense	(373)	(1,105)
Net income	$2,967	$5,190

Earnings per share:
Basic	$0.05	$0.09
Diluted	$0.05	$0.09

Weighted average common shares outstanding - basic	61,505,306	56,530,569
Weighted average common shares outstanding - diluted	61,801,948	57,102,409

________________________

(1)	Excludes charges for depreciation. Cost of software license includes amortization of purchased technology.

(2)	Includes stock-based compensation expenses of $1.9 million for both the three months ended March 31, 2008 and 2007. Please refer to Tables 4, 5 and 6 for further details.

S1 Corporation
Condensed Consolidated Balance Sheets
(In thousands, except share data)
TABLE 2

		(Unaudited)
	December 31,	March 31,
	2007	2008

Assets
Current assets:
Cash and cash equivalents	$45,011	$55,123
Short-term investments	23,855	18,048
Accounts receivable, net	39,969	44,744
Prepaid expenses	3,354	3,770
Other current assets	6,389	2,020
Total current assets	118,578	123,705
Property and equipment, net	20,906	21,175
Intangible assets, net	11,240	10,212
Goodwill, net	125,281	125,270
Other assets	5,839	6,086
Total assets	$281,844	$286,448

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,300	$3,473
Accrued compensation and benefits	10,649	9,551
Accrued restructuring	3,043	3,199
Accrued other expenses	8,198	9,208
Deferred revenues	26,345	26,259
Current portion of debt obligation	3,725	3,751
Total current liabilities	54,260	55,441
Other liabilities	17,679	15,844
Total liabilities	71,939	71,285
Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	567	566
Additional paid-in capital	1,810,783	1,810,958
Accumulated deficit	(1,609,807)	(1,604,617)
Accumulated other comprehensive income	(1,638)	(1,744)
Total stockholders' equity	209,905	215,163
Total liabilities and stockholders' equity	$281,844	$286,448

Preferred shares issued and outstanding	749,064	749,064
Common shares issued and outstanding	56,748,906	56,612,353

S1 Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
TABLE 3

	Three Months Ended
	March 31,	March 31,
	2007	2008

Cash flows from operating activities:
Net income	$2,967	$5,190
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,980	2,970
Provision for doubtful accounts receivable and billing adjustments	682	343
Stock based compensation expense	1,905	1,888
Changes in assets and liabilities
Decrease (increase) in accounts receivable	4,076	(5,265)
(Increase) decrease in prepaid expenses and other assets	(2,703)	107
(Decrease) increase in accounts payable	(640)	1,026
Decrease in accrued expenses and other liabilities	(4,671)	(1,325)
Decrease in deferred revenues	(4,274)	(140)
Net cash provided by operating activities	322	4,794

Net cash provided by investing activities	12,810	7,308

Net cash provided by (used in) financing activities	569	(2,065)
Effect of exchange rate changes on cash and cash equivalents	19	75
Net increase in cash and cash equivalents	13,720	10,112
Cash and cash equivalents at beginning of period	69,612	45,011
Cash and cash equivalents at end of period	$83,332	$55,123

S1 Corporation
Condensed Consolidated Statements of Operations
(In thousands)
(Unaudited)
TABLE 4

	Three Months Ended
	3/31/2007	3/31/2008

Revenues:
Software licenses	$5,762	$9,339
Support and maintenance	10,475	11,704
Professional services	19,432	21,070
Data center	11,700	12,267
Other	197	293
Total revenues	47,566	54,673

Operating expenses:
Cost of software licenses	892	980
Cost of professional services, support and maintenance *	16,002	17,475
Cost of data center *	5,799	6,557
Cost of other revenue	142	29
Selling and marketing *	7,398	8,216
Product development *	6,004	6,755
General and administrative *	6,699	6,435
Depreciation	1,834	1,942
Amortization of other intangible assets	327	283
Total operating expenses	45,097	48,672

Operating income	2,469	6,001
Interest and other income, net	871	294
Income tax expense	(373)	(1,105)
Net income	$2,967	$5,190

Reconciliation to Adjusted EBITDA:
Net income	$2,967	$5,190
Depreciation	1,834	1,942
Amortization	1,146	1,028
Stock based compensation expense	1,905	1,888
Interest income, net	(871)	(294)
Income tax expense	373	1,105
Adjusted EBITDA	$7,354	$10,859

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$87	$46
Cost of data center	15	25
Selling and marketing	919	724
Product development	342	322
General and administrative	542	771
	$1,905	$1,888

S1 Corporation
Enterprise Segment
Condensed Statements of Operations
(In thousands)
(Unaudited)
TABLE 5

	Three Months Ended
	3/31/2007	3/31/2008

Revenues:
Software licenses	$1,055	$1,423
Support and maintenance	3,416	3,723
Professional services	15,473	17,090
Data center	5,705	7,057
Other	155	195
Total revenues	25,804	29,488

Operating expenses:
Cost of software licenses	298	322
Cost of professional services, support and maintenance *	9,926	10,615
Cost of data center *	3,281	3,945
Cost of other revenue	42	29
Selling and marketing *	3,184	4,187
Product development *	3,015	4,099
General and administrative *	3,810	3,250
Depreciation	1,219	1,155
Amortization of other intangible assets	45	-
Total operating expenses	24,820	27,602

Operating income	$984	$1,886

Reconciliation to Adjusted EBITDA:
Operating income	$984	$1,886
Depreciation	1,219	1,155
Amortization	282	145
Stock based compensation expense	1,041	1,310
Adjusted EBITDA	$3,526	$4,496

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$64	$23
Cost of data center	13	13
Selling and marketing	479	558
Product development	185	279
General and administrative	300	437
	$1,041	$1,310

S1 Corporation
Postilion Segment
Condensed Statements of Operations
(In thousands)
(Unaudited)
TABLE 6

	Three Months Ended
	3/31/2007	3/31/2008

Revenues:
Software licenses	$4,707	$7,916
Support and maintenance	7,059	7,981
Professional services	3,959	3,980
Data center	5,995	5,210
Other	42	98
Total revenues	21,762	25,185

Operating expenses:
Cost of software licenses	594	658
Cost of professional services, support and maintenance *	6,076	6,860
Cost of data center *	2,518	2,612
Cost of other revenue	100	-
Selling and marketing *	4,214	4,029
Product development *	2,989	2,656
General and administrative *	2,889	3,185
Depreciation	615	787
Amortization of other intangible assets	282	283
Total operating expenses	20,277	21,070

Operating income	$1,485	$4,115

Reconciliation to Adjusted EBITDA:
Operating income	$1,485	$4,115
Depreciation	615	787
Amortization	864	883
Stock based compensation expense	864	578
Adjusted EBITDA	$3,828	$6,363

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$23	$23
Cost of data center	2	12
Selling and marketing	440	166
Product development	157	43
General and administrative	242	334
	$864	$578